[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                              MFS(R) INSTITUTIONAL
                              EMERGING EQUITIES FUND

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your financial adviser.
John W. Ballen*
Brian E. Stack*                                     CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   AUDITORS
                                                    Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                                    WORLD WIDE WEB
Ellen Moynihan*                                     www.mfs.com
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/Jeffrey Shames
-----------------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 1999, the Fund provided a total return of 4.69% (including the reinvestment of any dividends), which compares to a 1.95% return for the average small cap fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Fund's return also compares to a 1.50% return for the Russell 2000 Total Return Index and to an 8.30% return for the Russell 2000 Growth Index. The Russell 2000 Total Return Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The Russell 2000 Growth Index is comprised of securities within the Russell 2000 with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

The Fund has benefited from the strong performance of companies in rapidly growing industries such as technology, entertainment, health care, and business services. The Fund's holdings include Security Dynamics Technologies and Gemstar International. Security Dynamics provides software that ensures secure transactions over corporate networks and the Internet. Gemstar provides electronic program guides for television and cable set-top boxes. We think it has a dominant, patent-protected market position, and its technology could establish it as a portal to a wide range of TV-based interactive services. The Fund also has significant holdings among companies that make integrated circuits used in networking and the Internet, such as PMC-Sierra.

Other than these companies, the Fund has not invested heavily in Internet stocks. Although we believe the Internet is a transforming force for both corporate America and the individual consumer, we don't think the valuations of many Internet stocks reflect their business and investment risks, which include growing competition, low entry barriers, and unstable business models. Therefore, while our underweighting of Internet stocks relative to the Russell 2000 probably has detracted from performance in the short term, we believe this weighting is correct in the long run.

In health care the Fund owns MedPartners, which has exited some businesses that were underperforming to focus on its pharmacy benefit-management business. We feel that business may grow annual earnings 25% while generating strong cash flow and paying off debt. Finally, our business services holdings, such as BISYS, DST, and NOVA Corp., provide a range of computer-processing services and, have enjoyed growing revenues, improving margins, and strong cash flow.

The Fund looks for emerging companies with solid business models we believe can sustain unit, revenue, and growth rates that substantially exceed the growth rates of global economies. We search for companies with large market opportunities, proprietary products or services, visionary managements that can anticipate and adapt to changing business risks, and financial characteristics that are the hallmarks of good businesses, such as high profit margins, the ability to generate strong cash flow, and strong balance sheets. Because the small-capitalization marketplace is volatile and inefficient, this is a very research-intensive process. Ultimately, we are trying to identify companies we believe may post long-term growth rates that are both high and sustainable.

We expect to see a continuation of the recovery in small-company stocks that began this spring. Although large-cap growth stocks have led the way for more than a year, superior earnings growth historically has been rewarded with superior valuations. However, past performance is no guarantee of future results. Currently, many small companies are growing at rates well above that of the average company in the Standard & Poor's 500 Composite Index, a popular unmanaged index of common stock total return performance. We believe these growth rates may eventually be recognized by the market.

Respectfully,

/s/ John W. Ballen                                  /s/ Brian E. Stack
--------------------------                          --------------------------
John W. Ballen                                      Brian E. Stack
Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is portfolio manager of MFS(R) Emerging Growth Fund. Mr. Ballen is also a portfolio manager of MFS(R) Institutional Emerging Equities Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Institutional Mid Cap Growth Fund, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Brian E. Stack is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) New Discovery Fund, MFS(R) New Discovery Series (part of MFS(R) Variable Insurance Trust(SM)), and the New Discovery Series offered through MFS(R)/Sun Life annuity products. He is also a portfolio manager of MFS(R) Institutional Emerging Equities Fund. Mr. Stack joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $444.8 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from June 16, 1993, through June 30, 1999)
[Graphic Omitted]

        MFS Institutional        Russell 2000         Russell 2000 Total
      Emerging Equities Fund     Growth Index            Return Index
--------------------------------------------------------------------------------
6/93        $ 3,000,000         $ 3,000,000              $ 3,000,000
6/94          3,585,000           3,026,000                3,130,000
6/95          5,134,000           3,808,000                3,760,000
6/96          7,258,000           4,817,000                4,660,000
6/97          8,600,000           5,039,000                5,420,000
6/98         10,620,000           5,703,000                6,310,000
6/99         11,120,105           6,177,129                6,407,508

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                          1 Year           3 Years           5 Years             Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +4.69%           +53.21%          +210.20%          +270.67%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return               +4.69%           +15.28%          + 25.41%          + 24.23%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
---------------------------------------------------------------------------------------------------------
Average small cap fund+                   +1.95%           +10.45%          + 16.52%          + 13.93%
--------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index**               +8.30%           + 8.64%          + 15.34%          + 12.79%
--------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index**         +1.50%           +11.22%          + 15.40%          + 13.48%
--------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  June 16, 1993, through June 30, 1999. Index returns are from July 1, 1993. +Source: Lipper Analytical Services, Inc.
**Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Stocks - 98.4%
---------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
---------------------------------------------------------------------------------------------------
U.S. Stocks - 97.0%
  Airlines - 1.0%
    Atlas Air, Inc.*                                                   111,550       $  3,597,487
    Skywest, Inc.                                                       38,000            947,625
                                                                                     ------------
                                                                                     $  4,545,112
---------------------------------------------------------------------------------------------------
  Broadcasting - 0.4%
    Hispanic Broadcasting Corp.*                                        21,000       $  1,593,375
---------------------------------------------------------------------------------------------------
  Business Machines - 2.9%
    Affiliated Computer Services, Inc., "A"*                           154,161       $  7,804,401
    Kulicke & Soffa Industries, Inc.*                                  198,100          5,311,556
                                                                                     ------------
                                                                                       13,115,957
---------------------------------------------------------------------------------------------------
  Business Services - 16.8%
    BISYS Group, Inc.*                                                 142,700       $  8,347,950
    Bright Horizons Family Solutions, Inc.*                             40,500            764,437
    Catalina Marketing Corp.*                                           21,910          2,015,720
    Ceridian Corp.*                                                     93,300          3,049,744
    Complete Business Solutions, Inc.*                                 205,300          3,682,569
    Computer Horizons Corp.*                                            62,000            856,375
    Dendrite International, Inc.*                                      114,676          4,142,670
    DST Systems, Inc.*                                                 124,376          7,820,141
    Fiserv, Inc.*                                                       57,525          1,801,252
    Franklin Covey Co.*                                                 37,665            277,779
    IMRglobal Corp.*                                                   227,800          4,385,150
    Interim Services, Inc.*                                            162,504          3,351,645
    Learning Tree International, Inc.*                                 277,700          3,037,344
    Mecon, Inc.*                                                        69,400            520,500
    Memberworks, Inc.*                                                  31,000            899,000
    Meta Group, Inc.*                                                  145,200          2,232,450
    Modis Professional Services, Inc.*                                 162,208          2,230,360
    National Processing, Inc.*                                         136,200          1,379,025
    NOVA Corp.*                                                        285,223          7,130,575
    Paymentech, Inc.*                                                   68,000          1,725,500
    Personnel Group of America, Inc.*                                   53,200            532,000
    Professional Detailing, Inc.*                                       17,600            413,600
    Quintiles Transnational Corp.*                                     157,030          6,595,260
    Renaissance Worldwide, Inc.*                                       207,900          1,656,703
    Technology Solutions Co.*                                          487,687          5,273,116
    Teletech Holdings, Inc.*                                            81,000            820,125
                                                                                     ------------
                                                                                     $ 74,940,990
---------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Intuit, Inc.*                                                        7,700       $    693,963
---------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    Hyperion Solutions Corp.*                                          190,510       $  3,393,459
---------------------------------------------------------------------------------------------------
  Computer Software - Systems - 13.8%
    Acxiom Corp.*                                                       85,280       $  2,126,670
    Aspen Technology, Inc.*                                            239,100          2,809,425
    Black Box Corp.*                                                    52,600          2,636,575
    Cadence Design Systems, Inc.*                                      352,200          4,490,550
    Checkfree Holdings Corp.*                                           27,600            760,725
    Clarify, Inc.*                                                      56,400          2,326,500
    Edify Corp.*                                                        86,500          1,156,937
    Etec Systems, Inc.*                                                 99,800          3,318,350
    Fair, Isaac & Co., Inc.                                             50,400          1,767,150
    Harbinger Corp.*                                                   155,050          1,938,125
    Intelligroup, Inc.*                                                 14,500            103,313
    JDA Software Group, Inc.*                                          140,200          1,305,612
    Keane, Inc.                                                          6,900            156,113
    Peerless Systems Corp.*                                             62,500            656,250
    Redback Networks, Inc.*                                                300             37,669
    SCB Computer Technology, Inc.*                                      75,900            398,475
    Security Dynamics Technologies, Inc.*                              409,400          8,699,750
    Sterling Software, Inc.*                                           152,600          4,072,512
    Summit Design, Inc.*                                               171,500            514,500
    SunGard Data Systems, Inc.*                                        141,420          4,878,990
    Synopsys, Inc.*                                                    103,056          5,687,403
    Transaction System Architects, Inc., "A"*                          161,600          6,302,400
    Vantive Corp.*                                                     222,700          2,547,131
    Wind River Systems, Inc.*                                          130,700          2,099,369
    Xionics Document Technologies, Inc.*                               126,600            561,788
                                                                                     ------------
                                                                                     $ 61,352,282
---------------------------------------------------------------------------------------------------
  Conglomerates
    Valley Media, Inc.*                                                  8,100       $    120,488
---------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.6%
    Alternative Resources Corp.*                                       119,200       $    834,400
    Blyth Industries, Inc.*                                             77,300          2,657,188
    Galileo International, Inc.                                         98,500          5,263,594
    InfoUSA, Inc., "A"*                                                142,200          1,262,025
    InfoUSA, Inc., "B"*                                                 73,300            623,050
    Sportsline USA, Inc.*                                              150,700          5,406,362
                                                                                     ------------
                                                                                     $ 16,046,619
---------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    AFC Cable Systems, Inc.*                                            48,350       $  1,707,359
    Barnett, Inc.*                                                      65,300            489,750
    Belden, Inc.                                                        68,900          1,649,294
                                                                                     ------------
                                                                                     $  3,846,403
---------------------------------------------------------------------------------------------------
  Electronics - 12.0%
    Analog Devices, Inc.*                                              129,632       $  6,505,906
    Burr-Brown Corp.*                                                  153,975          5,639,334
    Cable Design Technologies Corp.*                                   153,150          2,364,253
    Credence Systems Corp.*                                             65,100          2,416,837
    DuPont Photomasks, Inc.*                                            33,100          1,584,663
    Gemstar International Group Ltd.*                                  298,100         19,451,025
    GlobeSpan, Inc.*                                                       400             15,900
    Lattice Semiconductor Corp.*                                        57,400          3,573,150
    Microchip Technology, Inc.*                                         29,850          1,414,144
    MKS Instruments, Inc.*                                              59,400          1,106,325
    Novellus Systems, Inc.*                                              9,400            641,550
    Photronics, Inc.*                                                  122,900          3,011,050
    PMC-Sierra, Inc.*                                                   41,200          2,428,225
    SIPEX Corp.*                                                       182,000          3,731,000
                                                                                     ------------
                                                                                     $ 53,883,362
---------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Clear Channel Communications, Inc.*                                 47,283       $  3,259,572
    Entercom Communications Corp.*                                       1,500             64,125
    Hearst-Argyle Television, Inc.*                                     24,400            585,600
                                                                                     ------------
                                                                                     $  3,909,297
---------------------------------------------------------------------------------------------------
  Financial Institutions - 2.0%
    Conning Corp.                                                       43,800       $    711,750
    Federated Investors, Inc., "A"                                     113,700          2,039,494
    Student Loan Corp.                                                  64,100          2,852,450
    Waddell & Reed Financial, Inc., "A"                                119,500          3,278,781
                                                                                     ------------
                                                                                     $  8,882,475
---------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Del Monte Foods Co.*                                               145,200       $  2,432,100
    Robert Mondavi Corp.*                                               24,500            891,187
    Tootsie Roll Industries, Inc.                                       54,153          2,091,660
                                                                                     ------------
                                                                                     $  5,414,947
---------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    Annuity & Life Re Holdings Ltd.                                      1,700       $     38,144
    Executive Risk, Inc.                                                31,300          2,662,456
                                                                                     ------------
                                                                                     $  2,700,600
---------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Ask Jeeves, Inc.                                                       500       $      7,000
    Security First Technologies Corp.*                                   5,200            234,650
    Software.com, Inc.*                                                    600             13,913
                                                                                     ------------
                                                                                     $    255,563
---------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.1%
    AmeriSource Health Corp., "A"*                                      36,000       $    918,000
    Haemonetics Corp.*                                                  86,730          1,740,021
    PSS World Medical, Inc.*                                           199,800          2,235,262
                                                                                     ------------
                                                                                     $  4,893,283
---------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 14.3%
    Apache Medical Systems, Inc.*                                       45,800       $     48,663
    Concentra Managed Care, Inc.*                                      543,510          8,050,742
    Cytyc Corp.*                                                       130,800          2,550,600
    HCIA, Inc.*                                                        125,900          1,125,231
    Henry Schein, Inc.*                                                 45,200          1,432,275
    Hologic, Inc.*                                                     128,100            720,563
    IDEXX Laboratories, Inc.*                                          463,200         10,798,350
    IDX Systems Corp.*                                                 219,600          4,954,725
    Impath, Inc.*                                                       58,600          1,582,200
    IMS Health, Inc.                                                    28,270            883,438
    LifePoint Hospitals, Inc.*                                         108,300          1,455,281
    MEDE AMERICA Corp.*                                                 22,400            845,600
    MedPartners, Inc.*                                                 471,000          3,561,937
    Mid Atlantic Medical Services, Inc.*                               205,000          2,024,375
    NCS Healthcare, Inc., "A"*                                         112,700            612,806
    Orthodontic Centers of America, Inc.*                              125,400          1,771,275
    Osteotech, Inc.                                                     14,000            402,500
    Parexel International Corp.*                                       256,000          3,408,000
    Pediatrix Medical Group, Inc.*                                      54,900          1,166,625
    Quorum Health Group, Inc.*                                         150,350          1,888,772
    Steris Corp.*                                                       77,600          1,503,500
    Superior Consultant Holdings Corp.*                                 35,900            886,281
    Total Renal Care Holdings, Inc.*                                   625,943          9,741,238
    Valentis, Inc.*                                                      3,400             12,963
    Ventana Medical Systems, Inc.*                                      90,900          1,738,462
    Virgin Islands Technologies, Inc.*                                 115,100            575,500
                                                                                     ------------
                                                                                     $ 63,741,902
---------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    Dril-Quip, Inc.*                                                    34,000       $    779,875
    Global Industries, Inc.*                                           383,200          4,909,750
    Input/Output, Inc.*                                                176,600          1,335,537
    National Oilwell, Inc.*                                             78,700          1,101,800
    Noble Drilling Corp.*                                              153,300          3,018,094
    Weatherford International, Inc.*                                    46,070          1,687,314
                                                                                     ------------
                                                                                     $ 12,832,370
---------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Newfield Exploration Co.*                                           88,700       $  2,522,406
---------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Boron, LePore & Associates, Inc.*                                  150,300       $  1,258,763
---------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Superior Services, Inc.*                                            61,500       $  1,641,281
---------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Harte-Hanks Communications, Inc.                                    60,200       $  1,632,925
    Scholastic Corp.*                                                  138,400          7,006,500
                                                                                     ------------
                                                                                     $  8,639,425
---------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.6%
    Kilroy Realty Corp.                                                 44,400       $  1,082,250
    MeriStar Hospitality Corp.                                          79,750          1,789,391
                                                                                     ------------
                                                                                     $  2,871,641
---------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.1%
    Applebee's International, Inc.                                      91,500       $  2,756,437
    Buffets, Inc.*                                                     243,486          2,800,089
    Four Seasons Hotels, Inc.                                           41,700          1,837,406
    Landry's Seafood Restaurants, Inc.*                                122,400            979,200
    Mortons Restaurant Group, Inc.*                                      2,400             45,750
    Papa John's International, Inc.*                                    26,600          1,188,688
    Prime Hospitality Corp.*                                            45,400            544,800
    ShoLodge, Inc.*                                                     67,932            343,906
    Sonic Corp.*                                                        77,100          2,515,387
    Taco Cabana, Inc.*                                                  61,700            628,569
                                                                                     ------------
                                                                                     $ 13,640,232
---------------------------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Caliber Learning Network, Inc.*                                     63,500       $    301,625
    Gartner Group, Inc.*                                                66,000          1,353,000
    Newport News Shipbuilding, Inc.                                     24,200            713,900
    Verisign, Inc.*                                                     23,800          2,052,750
                                                                                     ------------
                                                                                     $  4,421,275
---------------------------------------------------------------------------------------------------
  Stores - 4.6%
    BJ's Wholesale Club, Inc.*                                          81,800       $  2,459,112
    Copart, Inc.*                                                       14,400            306,000
    CSK Auto Corp.*                                                    108,000          2,916,000
    Gymboree Corp.*                                                    220,300          2,313,150
    Mazel Stores, Inc.*                                                 78,300            851,513
    Micro Warehouse, Inc.*                                             126,350          2,258,506
    Office Depot, Inc.*                                                154,450          3,407,553
    Petco Animal Supplies, Inc.*                                       195,600          3,080,700
    Regis Corp.                                                        141,550          2,715,991
                                                                                     ------------
                                                                                     $ 20,308,525
---------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Kroger Co.*                                                         38,380       $  1,072,241
---------------------------------------------------------------------------------------------------
  Telecommunications - 8.8%
    Advanced Fibre Communications, Inc.*                                72,400       $  1,131,250
    Allegiance Telecom, Inc.*                                           24,700          1,355,412
    American Tower Corp., "A"*                                          76,650          1,839,600
    Aspect Telecommunications Corp.*                                   163,900          1,598,025
    Copper Mountain Networks, Inc.*                                        100              7,725
    DSP Communications, Inc.*                                           64,600          1,865,325
    Hyperion Telecommunications, Inc., "A"*                             80,800          1,520,050
    Intermedia Communications, Inc.*                                   354,100         10,623,000
    International Telecommunication Data Systems, Inc.*                 26,600            425,600
    Lightbridge, Inc.*                                                  70,400            884,400
    Natural Microsystems Corp.*                                         63,000            602,438
    Network Solutions, Inc.*                                            34,900          2,761,462
    Nextlink Communications, Inc., "A"*                                 47,400          3,525,375
    Pinnacle Holdings, Inc.*                                           139,400          3,415,300
    Proxim, Inc.*                                                       57,500          3,335,000
    Transaction Network Services, Inc.*                                123,500          3,612,375
    VDI Media*                                                          82,400            535,600
                                                                                     ------------
                                                                                     $ 39,037,937
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $431,576,173
---------------------------------------------------------------------------------------------------
Foreign Stocks - 1.4%
  United Kingdom - 1.4%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                                      362,000       $  5,973,000
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $347,358,009)                                         $437,549,173
---------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
---------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
---------------------------------------------------------------------------------------------------
    Associates Corp. of North America, due 7/01/99                    $  4,200       $  4,200,000
    Federal Home Loan Mortgage Corp., due 7/09/99                        8,900          8,890,447
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        13,090,447
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $360,448,456)                                    $450,639,620
Other Assets, Less Liabilities - (1.3)%                                                (5,817,499)
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $444,822,121
---------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------------------------
JUNE 30, 1999
---------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $360,448,456)                        $450,639,620
  Cash                                                                               49,426
  Receivable for Fund shares sold                                                   430,833
  Receivable for investments sold                                                 2,011,632
  Dividends receivable                                                               28,653
  Other assets                                                                        5,787
                                                                               ------------
      Total assets                                                             $453,165,951
                                                                               ------------
Liabilities:
  Payable for investments purchased                                            $  1,679,350
  Payable for Fund shares reacquired                                              6,590,868
  Payable to affiliates -
    Management fee                                                                    9,004
    Administrative fee                                                                  180
    Shareholder servicing agent fee                                                      90
  Accrued expenses and other liabilities                                             64,338
                                                                               ------------
      Total liabilities                                                        $  8,343,830
                                                                               ------------
Net assets                                                                     $444,822,121
                                                                               ============
Net assets consist of:
  Paid-in capital                                                              $338,637,991
  Unrealized appreciation on investments                                         90,191,164
  Accumulated undistributed net realized gain on investments                     15,992,966
                                                                               ============
      Total                                                                    $444,822,121
                                                                               ============
Shares of beneficial interest outstanding                                       20,035,884
                                                                                ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                       $22.20
                                                                                 ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest income                                               $  1,040,143
    Dividend income                                                    625,656
    Foreign taxes withheld                                                (461)
                                                                  ------------
      Total income                                                $  1,665,338
                                                                  ------------
  Expenses -
    Management fee                                                $  3,376,859
    Trustees' compensation                                               5,300
    Shareholder servicing agent fee                                     33,764
    Administrative fee                                                  55,248
    Custodian fee                                                      153,313
    Printing fee                                                        15,181
    Auditing fees                                                       45,558
    Legal fees                                                           7,016
    Miscellaneous                                                       80,441
                                                                  ------------
      Total expenses                                              $  3,772,680
    Fees paid indirectly                                               (53,590)
    Reduction of expenses by investment adviser                       (188,424)
                                                                  ------------
      Net expenses                                                $  3,530,666
                                                                  ------------
        Net investment loss                                       $ (1,865,328)
                                                                  ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                  $ 23,042,038
  Change in unrealized appreciation on investments                   5,979,427
                                                                  ------------
      Net realized and unrealized gain on investments             $ 29,021,465
                                                                  ------------
        Increase in net assets from operations                    $ 27,156,137
                                                                  ============
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                  1999                    1998
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $  (1,865,328)          $  (1,581,571)
  Net realized gain on investments                                  23,042,038              67,546,425
  Net unrealized gain on investments                                 5,979,427              25,481,475
                                                                 -------------           -------------
    Increase in net assets from operations                       $  27,156,137           $  91,446,329
                                                                 -------------           -------------
Distributions declared to shareholders from net realized
  gain on investments                                            $ (39,674,237)          $ (55,887,219)
                                                                 -------------           -------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $ (45,053,113)          $  83,197,496
                                                                 -------------           -------------
    Total increase (decrease) in net assets                      $ (57,571,213)          $ 118,756,606
Net assets:
  At beginning of period                                           502,393,334             383,636,728
                                                                 -------------           -------------

  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                             $ 444,822,121           $ 502,393,334
                                                                 =============           =============

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                              -----------------------------------------------------------------------------------
                                                     1999              1998              1997            1996            1995
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $22.95            $21.45            $21.17          $16.42          $11.75
                                                   ------            ------            ------          ------          ------
Income from investment operations# -
  Net investment loss(S)                           $(0.08)           $(0.08)           $(0.04)         $(0.04)         $(0.03)
  Net realized and unrealized gain on
    investments and foreign currency                 0.98              4.54              3.42            6.55            5.04
                                                   ------            ------            ------          ------          ------
      Total from investment operations             $ 0.90            $ 4.46            $ 3.38          $ 6.51          $ 5.01
                                                   ------            ------            ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                    $(1.65)           $(2.96)           $(3.10)         $(1.76)         $(0.34)
                                                   ------            ------            ------          ------          ------
Net asset value - end of period                    $22.20            $22.95            $21.45          $21.17          $16.42
                                                   ======            ======            ======          ======          ======
Total return                                        4.69%            23.51%            18.49%          41.37%          43.21%
Ratios (to average net assets)/Supplemental
 data(S):
  Expenses##                                        0.79%             0.76%             0.75%           0.75%           0.75%
  Net investment loss                             (0.41)%           (0.36)%           (0.22)%         (0.22)%         (0.19)%
Portfolio turnover                                    78%               80%               96%             97%             86%
Net assets at end of period (000 omitted)        $444,822          $502,393          $383,637        $259,362        $107,019

(S)Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than
   0.75% of the average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                            $(0.09)           $(0.10)           $(0.06)         $(0.06)         $(0.07)
    Ratios (to average net assets):
      Expenses##                                    0.83%             0.83%             0.84%           0.87%           0.98%
      Net investment loss                         (0.45)%           (0.44)%           (0.31)%         (0.34)%         (0.42)%

  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1999, $301,695 and $1,563,633 were reclassified to accumulated net investment loss from accumulated net realized gain on investments and paid-in capital, respectively, due to differences between book and tax accounting for net investment losses. This change had no effect on the net assets or net asset value per share.

(3)  Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Through December 31, 1998, the investment adviser voluntarily agreed to pay the expenses of the Fund, excluding management fees. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $330,003,279 and $399,852,986, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $369,935,522
                                                          ------------
Gross unrealized appreciation                             $105,209,568
Gross unrealized depreciation                              (24,505,470)
                                                          ------------
    Net unrealized appreciation                           $ 80,704,098
                                                          ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                           YEAR ENDED JUNE 30, 1999            YEAR ENDED JUNE 30, 1998
                                 ----------------------------------    --------------------------------
                                         SHARES              AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           7,351,432      $  141,926,040        4,982,066       $113,341,586
Shares issued to shareholders
  in reinvestment of distributions    1,908,450          38,207,163        2,819,882         54,141,729
Shares reacquired                   (11,114,474)       (225,186,316)      (3,794,265)       (84,285,819)
                                    -----------      --------------       ----------      -------------
    Net increase (decrease)          (1,854,592)     $  (45,053,113)       4,007,683      $  83,197,496
                                     ==========      ==============        =========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1999, was $327. The Fund had no significant borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Institutional Trust and the Shareholders of MFS Institutional Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Equities Fund (one of the series constituting MFS Institutional Trust) as of June 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Emerging Equities Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

FEDERAL TAX INFORMATION

The Fund has designated $30,506,020 as a capital gain dividend.

For the year ended June 30, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 2.16%.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

MEE-2 8/99 .5M